                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.    ESL PARTNERS, L.P.

Item                                Information

Name:                               ESL Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200,
                                    Bay Harbor, FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   December 31, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading   Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:     RBS Partners, L.P.
                                    Its:    General Partner

                                    By:     ESL Investments, Inc.
                                    Its:    General Partner

                                    By:     /s/ Edward S. Lampert
                                            ------------------------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   January 5, 2015

2.    SPE I PARTNERS, LP

Item                                Information

Name:                               SPE I Partners, LP

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor,
                                    FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   December 31, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading   Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:     RBS Partners, L.P.
                                    Its:    General Partner

                                    By:     ESL Investments, Inc.
                                    Its:    General Partner

                                    By:     /s/ Edward S. Lampert
                                            ------------------------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   January 5, 2015

3.    SPE MASTER I, LP

Item                                Information

Name:                               SPE Master I, LP

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor,
                                    FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   December 31, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading   Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:     RBS Partners, L.P.
                                    Its:    General Partner

                                    By:     ESL Investments, Inc.
                                    Its:    General Partner

                                    By:     /s/ Edward S. Lampert
                                            ------------------------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   January 5, 2015

4.    RBS PARTNERS, L.P.

Item                                Information

Name:                               RBS Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor,
                                    FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   December 31, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading   Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:     ESL Investments, Inc.
                                    Its:    General Partner

                                    By:     /s/ Edward S. Lampert
                                            ------------------------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   January 5, 2015

5.    ESL INSTITUTIONAL PARTNERS, L.P.

Item                                Information

Name:                               ESL Institutional Partners, L.P.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor,
                                    FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   December 31, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading   Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:     RBS Investment Management, L.L.C.
                                    Its:    General Partner

                                    By:     ESL Investments, Inc.
                                    Its:    Manager

                                    By:     /s/ Edward S. Lampert
                                            ------------------------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   January 5, 2015

6.    RBS INVESTMENT MANAGEMENT, L.L.C.

Item                                Information

Name:                               RBS Investment Management, L.L.C.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor,
                                    FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   December 31, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading   Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:     ESL Investments, Inc.
                                    Its:    Manager

                                    By:     /s/ Edward S. Lampert
                                            ------------------------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   January 5, 2015

7.    CRK PARTNERS, LLC

Item                                Information

Name:                               CRK Partners, LLC

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor,
                                    FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   December 31, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading   Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:                          By:     ESL Investments, Inc.
                                    Its:    Sole Member

                                    By:     /s/ Edward S. Lampert
                                            ------------------------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   January 5, 2015

8.    ESL INVESTMENTS, INC.

Item                                Information

Name:                               ESL Investments, Inc.

Address:                            1170 Kane Concourse, Suite 200, Bay Harbor,
                                    FL 33154

Designated Filer:                   Edward S. Lampert

Date of Event Requiring Statement   December 31, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading   Sears Holdings Corporation [SHLD]
Symbol:

Relationship of Reporting Person(s) 10% Owner
to Issuer:

If Amendment, Date Original Filed   Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:   Form filed by More than One Reporting Person

Signature:
                                    By:     /s/ Edward S. Lampert
                                            ------------------------------------
                                    Name:   Edward S. Lampert
                                    Title:  Chief Executive Officer
                                    Date:   January 5, 2015